================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                November 21, 2002
                Date of Report (Date of earliest event reported)


                            MEADWESTVACO CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                     001-31215               31-1797999
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                One High Ridge Park, Stamford, Connecticut 06905
                    (Address of principal executive offices)

                                 (203) 461-7400
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



================================================================================

Item 5. Other events.


     On November 21, 2002, pursuant to resolutions of the Board of Directors adopted on January 29, 2002 and November 1, 2002, and the approval of the management of MeadWestvaco Corporation (the "Company") on November 18, 2002, the Company issued $300,000,000 in 6.80% Debentures due 2032 in an underwritten public offering. This amount is part of a total of $1,050,000,000 covered under a Registration Statement on Form S-3 (Registration No. 333-84060), a related Prospectus dated March 8, 2002 and a post-effective amendment filed pursuant to Rule 462(b) under the Securities Act of 1933. The issuance of a total of $300,000,000 of 6.80% Debentures due 2032 is covered, in addition, by a related Prospectus Supplement dated November 18, 2002.

Item 7. Exhibits.


     (c) Exhibits. The following exhibits are filed herewith:

           Exhibit No.             Description

               1 Underwriting Agreement dated as of November 18, 2002 by and among MeadWestvaco Corporation, the guarantors named therein and the underwriters named therein

               4(a) Indenture dated as of April 2, 2002 by and among
                    MeadWestvaco Corporation, the guarantors named therein and The Bank of New York, as trustee (incorporated by reference to Exhibit 4(a) to MeadWestvaco's Current Report on Form 8-K dated April 2, 2002)

               4(b) 6.80% Debenture due 2032

               4(c) Notation of Guarantee

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 21, 2002


                             MEADWESTVACO CORPORATION


                             By:  /s/ John J. Carrara
                                  -------------------------------------
                                  Name:   John J. Carrara
                                  Title:   Assistant Secretary